SEMIANNUAL REPORT April 30, 2002

              Nuveen
Municipal Closed-End
     Exchange-Traded
               Funds

                        MUNICIPAL
                        VALUE FUND
                        NUV

                        MUNICIPAL
                        INCOME FUND
                        NMI


Dependable,
tax-free income
because
it's not what you earn,
it's what you keep.(R)


THE NUVEEN
INVESTOR

SEE PAGE 7

LOGO: NUVEEN INVESTMENTS

photo: girls reading
photo: woman reading to children

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board

SIDEBAR TEXT: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER INFORMATION ELECTRONICALLY ...SEE THE INSIDE FRONT COVER OF THIS REPORT FOR DETAILED INSTRUCTIONS."


Dear
  SHAREHOLDER

I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2002

Nuveen National Municipal Closed-End Exchange-Traded Funds
(NUV, NMI)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding and John Miller examine economic and market conditions, key investment strategies, and the performance of the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc.
(NMI). Tom, who has 25 years of investment experience with Nuveen, has managed NUV since its inception in 1987. John is a 6-year veteran of Nuveen and assumed portfolio management responsibility for NMI in 2001.


WHAT WERE THE MAJOR DRIVERS OF THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended April 30, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the events of September 11, 2001, and the uncertain geopolitical climate that followed also have impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many securities perform well. In addition, the trend toward increased issuance remained strong. Looking at the first four months of 2002, new issue supply reached $87 billion, up about 10% over January-April 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies and arbitrage funds, also have been active buyers in the new issue market.


HOW DID THESE TWO NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?

For the year ended April 30, 2002, NUV and NMI produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.



                                TOTAL RETURN             LEHMAN        LIPPER
                MARKET YIELD          ON NAV      TOTAL RETURN1      AVERAGE2
-----------------------------------------------------------------------------
                                      1 YEAR             1 YEAR        1 YEAR
                        TAXABLE-       ENDED              ENDED         ENDED
           4/30/02   EQUIVALENT3     4/30/02            4/30/02       4/30/02
-----------------------------------------------------------------------------
NUV          5.45%         7.79%       6.34%              7.00%         5.26%
-----------------------------------------------------------------------------
NMI          5.85%         8.36%       5.80%              7.00%         5.26%
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.



Over the reporting period, the Fed's policy to reduce short-term interest rates, combined with generally favorable market conditions, created a positive total return environment for municipal bonds. The Funds' participation in the market gains is reflected, in part, in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, we believe that an unmanaged index with a slightly longer duration4 typically would be expected to outperform managed funds with shorter durations. As of April 30, 2002, the duration of the Lehman Municipal Bond Index was 7.74, compared with
6.24 and 7.45, respectively, for NUV and NMI.




1 The performances of NUV and NMI are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the eleven funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

While general market conditions and duration were two drivers of total return performance over the past twelve months, the structures and individual holdings of these Funds also influenced their results. For example, credit issues involving bonds issued by the California Pollution Control Financing Authority for the CanFibre of Riverside project continued to impact NMI's return. NMI also continued to hold bonds issued by the Erie County (New York) Industrial Development Agency for CanFibre of Lackawanna. We are monitoring these holdings very closely and believe they may be close to resolutions that ultimately will benefit shareholders of the Fund. It is important to note that, despite these credit issues, NMI continues to offer shareholders an attractive return, as well as tax-free dividends paid on a monthly basis.

HOW DID THE MARKET ENVIRONMENT AFFECT THESE FUNDS' DIVIDENDS AND SHARE PRICES? As of April 30, 2002, NUV had provided shareholders with 42 consecutive months of steady dividends. For NMI, a reduced income stream resulting from the previously mentioned credit issues, as well as the investment of bond call proceeds at generally lower current rates, led to a series of dividend adjustments over the past twelve months.

During the past year, the share price of NUV showed modest improvement, while the share price of NMI showed some expected softness. As of April 30, 2002, both Funds traded at share prices that were moderately less than their per share net asset values.

WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE YEAR ENDED APRIL 30, 2002?
In both Funds, our primary focuses were to support their long-term dividend-paying capabilities, add value whenever possible, and enhance overall diversification. Sectors that seemed to offer the most opportunities included essential services (such as bonds backing water and sewer systems), healthcare, and certain bonds supported by local or state sales taxes. Generally, we were less involved over this period with general obligation and industrial development bonds.

Managing call exposure also remained an important consideration. In most cases, we chose to retain callable bonds with relatively high coupons in order to help support the Funds' dividend-paying capabilities. However, we did make some adjustments in both portfolios when we saw attractive replacement opportunities. As a result, the durations of both Funds lengthened slightly over the past six months.

Given the desire for quality among many investors and financial advisors in the current economic environment, NUV continued to offer strong credit quality during this period. As of April 30, 2002, more than 80% of NUV's portfolio was rated A or better.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL, AND FOR NUV AND NMI IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and we think new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

We plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. Shareholders can expect to see these Funds' durations lengthen somewhat as part of the normal process of reinvesting proceeds from called bonds into intermediate and longer-term issues. The number of actual calls experienced by these Funds will depend largely on market interest rates over this period. In general, we believe the call exposure within both Funds is very manageable.

Overall, we believe NUV and NMI can continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and a measure of security in uncertain times. We believe NUV and NMI currently are well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Nuveen Municipal Value Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002



NUV

[PIE CHART]
CREDIT QUALITY
AAA/U.S. GUARANTEED          44%
AA                           21%
A                            17%
BBB                          11%
NR                            3%
OTHER                         4%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.36
--------------------------------------------------
Net Asset Value                              $9.99
--------------------------------------------------
Market Yield                                 5.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.79%
--------------------------------------------------
Net Assets ($000)                       $1,947,651
--------------------------------------------------
Average Effective Maturity (Years)           19.03
--------------------------------------------------
Average Duration                              6.24
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 6/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.91%         6.34%
--------------------------------------------------
5-Year                         6.31%         5.91%
--------------------------------------------------
10-Year                        5.02%         6.02%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      31%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------


[BAR CHART]
2001-2002 Monthly Tax-Free Dividends Per Share2


5/01                       0.0425
6/01                       0.0425
7/01                       0.0425
8/01                       0.0425
9/01                       0.0425
10/01                      0.0425
11/01                      0.0425
12/01                      0.0425
1/02                       0.0425
2/02                       0.0425
3/02                       0.0425
4/02                       0.0425

[LINE CHART]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
5/1/01                     9.11
                           9.07
                           9.16
                           9.1
                           9.2
                           9.26
                           9.24
                           9.23
                           9.22
                           9.2
                           9.25
                           9.31
                           9.28
                           9.36
                           9.47
                           9.46
                           9.53
                           9.54
                           9.55
                           9.55
                           8.9
                           9.26
                           9.46
                           9.22
                           9.38
                           9.42
                           9.5
                           9.58
                           9.3
                           9.25
                           9.41
                           9.23
                           9.15
                           9.11
                           9.16
                           9.15
                           9.25
                           9.4
                           9.4
                           9.52
                           9.46
                           9.54
                           9.55
                           9.64
                           9.41
                           9.32
                           9.1
                           9.22
                           9.28
                           9.25
                           9.27
4/30/02                    9.29

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0074 per share.

Nuveen Municipal Income Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002


NMI


[PIE CHART]
CREDIT QUALITY
AAA/U.S. GUARANTEED          22%
AA                            3%
A                             8%
BBB                          32%
NR                           27%
OTHER                         8%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $10.25
--------------------------------------------------
Net Asset Value                             $10.70
--------------------------------------------------
Market Yield                                 5.85%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.36%
--------------------------------------------------
Net Assets ($000)                          $86,515
--------------------------------------------------
Average Effective Maturity (Years)           18.47
--------------------------------------------------
Average Duration                              7.45
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 4/88)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -6.39%         5.80%
--------------------------------------------------
5-Year                         3.32%         4.44%
--------------------------------------------------
10-Year                        4.18%         5.51%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
Utilities                                      18%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Basic Materials                                 9%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------

[BAR CHART]
2001-2002 Monthly Tax-Free Dividends Per Share
5/01                       0.0585
6/01                       0.0585
7/01                       0.0585
8/01                       0.0585
9/01                        0.056
10/01                       0.056
11/01                       0.056
12/01                       0.053
1/02                        0.053
2/02                        0.053
3/02                         0.05
4/02                         0.05


[LINE CHART]
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.

5/1/01                     11.7
                           11.91
                           11.95
                           11.56
                           11.65
                           11.71
                           11.8
                           11.82
                           11.94
                           11.9
                           12.01
                           11.98
                           11.95
                           12.04
                           12.1
                           11.91
                           12.04
                           12.05
                           11.95
                           11.9
                           11.36
                           11.64
                           11.67
                           11.89
                           11.9
                           11.82
                           11.96
                           11.89
                           11.93
                           11.96
                           11.8
                           11.2
                           11.1
                           10.89
                           10.95
                           10.92
                           11.24
                           11.24
                           11.25
                           11.25
                           11.13
                           11.03
                           11
                           11.18
                           11.14
                           10.82
                           10.57
                           10.49
                           10.49
                           10.26
                           10.27
4/30/02                    10.11

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

THE NUVEEN
INVESTOR

PHOTO OF: 2 boys walking with baseball mitts and bat.


Bond surveillance -
a HIGH PRIORITY at NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.


HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.



                                                           (continued on page 9)




     Volume one 2002
     INSIDE
7    Bond Surveillance -
     A High Priority at Nuveen
8    Is it Time to Rethink
     Your Bond Strategy?
9    Many Investors Continue
     to Find Solutions with Professional Advice
10   Fund Reports
     Available Online
10   ETFConnect:
     The Source for All Exchange-Traded Funds
     (C)2002 Nuveen Investments.
     All rights reserved.


LOGO: NUVEEN INVESTMENTS

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.


No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.

Photo of: bridge to lighthouse

Photo of: 2 toddlers playing

The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments
photo: clouds
photo: woman and girl

MANY INVESTORS CONTINUE to find solutions with PROFESSIONAL ADVICE
For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

O Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

O Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

O Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

O Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

O Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.


*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.



--------------------------------------------------------------------------------
(continued from page 7)

HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.

The Nuveen Investor Vol 02.1

LOGO: Nuveen Investments

LOOK AHEAD...

FUND REPORTS
AVAILABLE ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.



If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.


[picture of InvestorDelivery.com website]


If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.


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After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
--------------------------------------------------------------------------------


ETFCONNECT: THE SOURCE FOR ALLEXCHANGE-TRADED FUNDS
Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking
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The Nuveen Investor Vol 02.1

logo: Nuveen Investments

                            Nuveen Municipal Value Fund, Inc. (NUV)

                            Portfolio of
                                    INVESTMENTS April 30, 2002 (Unaudited)


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.2%

$       2,105   Alabama Housing Finance Authority, Single Family Mortgage Revenue      4/08 at 102.00            Aaa      $2,077,614
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1998 Series A-2, 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland,            11/09 at 101.00           Baa2       5,202,650
                 Alabama, Solid Waste Disposal Revenue Bonds (Champion
                 International Paper Corporation), Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        4,000   The Medical Clinic Board of the City of Jasper, Alabama, Hospital      7/02 at 102.00           Baa1       4,047,080
                 Revenue Bonds, Series 1993 (Walker Regional Medical Center,
                 Inc. Project), 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00            AAA      12,001,440
                 Warrants, Series 1999-A, 5.375%, 2/01/36


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds           11/09 at 100.00             A3       4,992,561
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic           7/10 at 101.00            BBB      16,570,240
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        4,975   Yuma Regional Medical Center on behalf of Hospital District            8/02 at 101.50         N/R***       5,129,573
                 No. 1 of Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2%

        1,400   City of Conway, Arkansas, Sales and Use Tax Capital Improvement       12/06 at 101.00            AAA       1,435,280
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding       12/02 at 102.00           BBB-       2,641,540
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.1%

        7,310   California Educational Facilities Authority, Revenue Bonds             10/09 at 39.19            Aaa       2,124,140
                 Series 2000 (Loyola Marymount University), 0.000%, 10/01/24
                 (Pre-refunded to 10/01/09)

        9,000   State of California Department of Water Resources, Water System        6/03 at 101.50             AA       9,217,260
                 Revenue Bonds (Central Valley Project), Series L, 5.750%, 12/01/19

       14,500   State of California Department of Water Resources, Water System       12/03 at 101.00             AA      13,592,300
                 Revenue Bonds (Central Valley Project), Series M,
                 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, Lease Revenue     6/03 at 102.00            Aa2      17,340,446
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

       15,500   California Statewide Communities Development Authority,                4/09 at 101.00            BBB      14,990,050
                 Certificates of Participation (The Internext Group), 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,                7/03 at 102.00            AA-       6,684,630
                 Certificates of Participation (St. Joseph Health System Obligated
                 Group), 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano Unified       9/09 at 102.00            N/R       2,921,160
                 School District, Ladera, California, Special Tax Bonds, Series 1999,
                 5.750%, 9/01/29

        5,615   Central Joint Powers Health Financing Authority, Certificates          2/03 at 100.00           Baa1       5,092,187
                 of Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California, Toll Road
                Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                         No Opt. Call            AAA      10,230,600
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                             1/07 at 100.00            AAA       2,827,300


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

$       7,500   Department of Water and Power of the City of Los Angeles,             11/03 at 102.00            AAA      $7,539,300
                 California, Electric Plant Refunding Revenue Bonds (Second
                 Issue of 1993), 5.400%, 11/15/31

        4,000   Regional Airports Improvement Corporation, California, Los Angeles    12/12 at 102.00             BB       3,912,480
                 International Airport Facilities Sublease Revenue Bonds (American
                 Airlines, Inc. Terminal 4 Project), Series 2002C, 7.500%,
                 12/01/24 (Alternative Minimum Tax)

       30,470   Los Angeles County Public Works Financing Authority, California,      12/03 at 102.00            AAA      30,955,387
                 Lease Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        7,300   County of San Diego, California, Certificates of Participation         9/09 at 101.00           Baa3       7,541,484
                 (The Burnham Institute), 6.250%, 9/01/29

        2,665   Yuba County Water Agency, California, Yuba River Development           9/02 at 100.00            Ba3       2,482,314
                 Revenue Bonds, Series A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.1%

        1,300   Colorado Educational and Cultural Facilities Authority, Boulder        8/11 at 100.00            Ba2       1,303,198
                 County, Colorado, Charter School Revenue Bonds (Peak to Peak
                 Charter School Project created by Boulder Valley School District
                 No. RE-2), 7.625%, 8/15/31

                Colorado Health Facilities Authority, Revenue Bonds, Series 1994
                (Sisters of Charity Health Care Systems, Inc.):
        9,590    5.250%, 5/15/14 (Pre-refunded to 5/15/04)                             5/04 at 102.00         AA-***      10,292,947
        2,925    5.250%, 5/15/14                                                       5/04 at 102.00            AA-       2,956,181

          500   Colorado Health Facilities Authority, Revenue Bonds (Vail Valley       1/12 at 100.00            BBB         494,145
                 Medical Center Project), Series 2001, 5.750%, 1/15/22

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        3,680    7.000%, 11/15/03 (Alternative Minimum Tax)                           11/02 at 102.00              A       3,825,618
        2,125    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)11/02 at 102.00            Aaa       2,227,723
        8,290    7.250%, 11/15/23 (Alternative Minimum Tax)                           11/02 at 102.00              A       8,623,175

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
          655    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)11/02 at 102.00            Aaa         684,947
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                           11/02 at 102.00              A       5,234,288
        7,515    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)11/02 at 102.00            Aaa       7,858,586
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                           11/02 at 102.00              A      30,990,722

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00            AAA       5,280,000
                 Series 2000A, 5.750%, 9/01/35


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3%

        6,095   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/06 at 102.00            AAA       6,321,125
                 Program Bonds, 1996 Series D (Subseries D-2), 6.200%, 11/15/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3%

       27,725   Washington Convention Center Authority, District of Columbia,         10/08 at 100.00            AAA      25,098,334
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.5%

       10,690   City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue  10/11 at 100.00            AAA      10,335,520
                 Bonds, Series 2001, 5.000%, 10/01/30

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue  10/09 at 101.00             A2       5,098,750
                 Bonds (Orlando Regional Healthcare System), Series 1999E,
                 6.000%, 10/01/26

                Orlando Utilities Commission, Florida, Water and Electric Subordinated
                Revenue Bonds, Series 1993B:
        7,400    5.600%, 10/06/17                                                     10/03 at 102.00            Aa2       7,545,188
        9,600    5.250%, 10/01/23                                                     10/03 at 101.00            Aa2       9,602,784

        1,750   Orlando Utilities Commission, Florida, Water and Electric Revenue     10/02 at 101.00            Aa1       1,753,710
                 Bonds, Series 1993, 5.125%, 10/01/19

        5,570   Orlando Utilities Commission, Florida, Water and Electric Subordinated 10/02 at 100.00           Aa2       5,577,352
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        8,000   Orlando Utilities Commission, Florida, Water and Electric Subordinated 10/03 at 102.00           Aa2       8,020,720
                 Revenue Refunding Bonds, Series 1993A, 5.250%, 10/01/23

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 2.0%

$       4,500   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,          5/12 at 100.00            AAA      $4,317,570
                 Series 2001A, 5.000%, 11/01/33

        9,790   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,          5/09 at 101.00            AAA       9,340,639
                 Series 1999A, 5.000%, 11/01/38

                Coffee County Hospital Authority, Georgia, Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
        2,100    6.250%, 12/01/06                                                        No Opt. Call            N/R       2,140,992
       21,100    6.750%, 12/01/26                                                     12/06 at 102.00            N/R      20,652,891

        2,250   Hospital Authority of the City of Royston, Georgia, Revenue            7/09 at 102.00            N/R       2,122,515
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc. Project),
                 Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.4%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,              1/10 at 100.00             A+       2,203,912
                 6.375%, 1/01/20

        2,000   Chicago School Reform Board of Trustees of the Board of Education     12/07 at 102.00            AAA       2,004,240
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       15,000    0.000%, 12/01/24                                                        No Opt. Call            AAA       4,119,000
       47,500    0.000%, 12/01/28                                                        No Opt. Call            AAA      10,241,475

        5,000   City of Chicago, Illinois, Adjustable-Rate Gas Supply Revenue          9/02 at 102.00            AA-       5,118,600
                 Bonds, 1985 Series A (The Peoples Gas Light and Coke
                 Company Project), 6.875%, 3/01/15

        5,000   Chicago Housing Authority, Illinois, Capital Program Revenue           7/12 at 100.00          AA***       5,072,000
                 Bonds, Series 2001, 5.375%, 7/01/18

        1,125   Metropolitan Water Reclamation District of Greater Chicago,              No Opt. Call            Aaa       1,346,861
                 Illinois, General Obligation Capital Improvement Bonds,
                 Series 1991, 7.000%, 1/01/11

        3,575   City of Chicago, Illinois, Chicago O'Hare International Airport        1/11 at 101.00            AAA       3,388,957
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001C, 5.100%, 1/01/26 (Alternative Minimum Tax)

        4,930   Illinois Development Finance Authority, Industrial Development         6/02 at 102.00            N/R       4,972,398
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control                No Opt. Call             A-       2,998,440
                 Revenue Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14
       28,030   Illinois Development Finance Authority, Elgin School                     No Opt. Call            Aaa      11,497,626
                 District No. U46, Kane, Cook, and DuPage Counties, Local
                 Government Program Bonds, Series 2002, 0.000%, 1/01/19

                Illinois Development Finance Authority, Revenue Bonds (The
                Presbyterian Home Lake Forest Place Project), Series 1996 B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                             9/06 at 102.00            AAA       7,453,987
          990    6.400%, 9/01/31                                                       9/06 at 102.00            AAA       1,051,390

        1,800   Illinois Development Finance Authority, Local Government Program         No Opt. Call            Aaa         731,232
                 Revenue Bonds, Series 2000 (Rockford School District
                 Number 205 Project), 0.000%, 2/01/19

        8,000   Illinois Development Finance Authority, Revenue Bonds (Illinois        9/11 at 100.00            AAA       7,600,640
                 Wesleyan University), Series 2001, 5.125%, 9/01/35

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        10/03 at 102.00          A-***      14,840,980
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19
                 (Pre-refunded to 10/01/03)

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993      11/03 at 102.00            AAA       7,006,510
                 (Swedish American Hospital), 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Bonds, Series 1993      11/03 at 102.00            AAA      18,028,872
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

        4,350   Illinois Health Facilities Authority, Revenue Bonds, Series 1992         No Opt. Call           A***       5,249,102
                 (South Suburban Hospital), 7.000%, 2/15/18

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997       8/07 at 101.00            AAA       7,818,880
                 (Sherman Health Systems), 5.250%, 8/01/22

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000       5/10 at 101.00             A3      15,438,000
                 (Condell Medical Center), 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2001B      2/11 at 101.00            AAA      14,667,600
                 (Edward Hospital Obligation Group), 5.250%, 2/15/34


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      48,805   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding), 6/02 at 101.00            AAA     $49,283,289
                 Series Q, 5.500%, 6/15/20

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
       18,955    0.000%, 6/15/17                                                         No Opt. Call            AAA       8,504,350
       12,300    0.000%, 6/15/18                                                         No Opt. Call            AAA       5,168,337

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1994B:
        7,250    0.000%, 6/15/18                                                         No Opt. Call            AAA       3,046,378
        3,385    0.000%, 6/15/21                                                         No Opt. Call            AAA       1,170,567
        9,900    0.000%, 6/15/29                                                         No Opt. Call            AAA       2,110,482

       16,550   Metropolitan Pier and Exposition Authority, Illinois, McCormick          No Opt. Call            AAA       5,555,835
                 Place Expansion Project Refunding Bonds, Series 1996A,
                 0.000%, 12/15/21

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,           6/04 at 102.00            AAA      12,767,352
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24 (Pre-refunded to 6/01/04)

        1,505   Tri-City Regional Port District, Illinois, Port and Terminal Facilities  No Opt. Call            N/R       1,541,165
                 Revenue Bonds (1998 Refunding and Dock #2 Enhancement
                 Project), Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital               No Opt. Call            Aaa         992,771
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.1%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                 2/13 at 101.00            AAA      10,324,900
                 Series 2001A, 5.375%, 2/01/19

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue         11/07 at 102.00            AAA       9,961,500
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue          2/07 at 102.00             AA      17,548,533
                 Bonds, Series 1996A (Clarian Health Partners, Inc.),
                 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Indiana, Special Facilities Revenue    7/04 at 102.00            BBB       5,095,165
                 Bonds, Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                The Indianapolis Local Public Improvement Bond Bank, Indiana,
                Series 1999E:
       12,500    0.000%, 2/01/21                                                         No Opt. Call            AAA       4,437,125
       10,000    0.000%, 2/01/27                                                         No Opt. Call            AAA       2,464,000

        9,155   South Bend, Indiana, Multifamily Revenue Refunding Bonds               5/02 at 102.00            N/R       8,629,411
                 (Pointe at St. Joseph Project), Series A, 6.200%, 12/15/18

          500   South Bend, Indiana, Multifamily Revenue Refunding Bonds               5/02 at 102.00            N/R         481,240
                 (Pointe at St. Joseph Project), Series B, 6.450%, 12/15/18
                 (Alternative Minimum Tax)

        3,169   South Bend, Indiana, Multifamily Revenue Refunding Bonds              12/03 at 100.00            N/R       2,019,932
                 (Pointe at St. Joseph Project), Series C, 3.850%, 12/15/18


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.7%

        8,195   Iowa Housing Finance Authority, Single Family Housing Bonds,             No Opt. Call            AAA       1,663,503
                 1984 Issue A, 0.000%, 9/01/16

       35,500   Tobacco Settlement Authority, Iowa, Tobacco Settlement                 6/11 at 101.00             A1      30,810,095
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   Newton Healthcare Corporation, City of Newton, Kansas,                11/04 at 102.00         N/R***       7,586,586
                 Hospital Revenue Bonds, Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1%

       12,500   County of Carroll, Kentucky, Collateralized Pollution Control          9/02 at 102.00             A1      12,972,375
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

        8,135   Greater Kentucky Housing Assistance Corporation, Mortgage              1/03 at 100.00            AAA       8,169,330
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects), 6.100%, 1/01/24

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.9%

$      17,330   Louisiana Public Facilities Authority, Hospital Revenue Refunding      5/02 at 100.00            AAA     $20,721,308
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12

       18,880   Tobacco Settlement Financing Corporation, Louisiana, Asset-Backed      5/11 at 101.00             A1      17,028,250
                 Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.4%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,                2/04 at 102.00            AA+      14,732,313
                 1994 Series A, 5.550%, 11/15/14

       12,395   Maine State Housing Authority, Mortgage Purchase Bonds,                5/05 at 102.00            AA+      12,886,710
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.8%

       10,900   Community Development Administration of Maryland, Residential          3/07 at 101.50            Aa2      11,166,723
                 Revenue Bonds, Department of Housing and Community
                 Development, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)

        3,500   Maryland Energy Financing Administration, Limited Obligation           9/05 at 102.00            N/R       3,614,590
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
           75    8.750%, 7/01/18 (Pre-refunded to 7/01/02)                             7/02 at 100.00            Aaa          75,903
          110    8.750%, 7/01/18 (Pre-refunded to 1/01/03)                             1/03 at 100.00            Aaa         115,092
          100    8.750%, 7/01/18 (Pre-refunded to 7/01/03)                             7/03 at 100.00            Aaa         107,664
          215    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                             1/04 at 100.00            Aaa         236,881
          220    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                             7/04 at 100.00            Aaa         248,873
          105    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                             7/05 at 100.00            Aaa         120,677
          110    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                             7/05 at 100.00            Aaa         129,327

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00            AAA      15,363,356
                 Revenue Bonds (Senior), 1997 Series A, 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00            AAA       7,650,160
                 Revenue Bonds (Subordinated), 1997 Series B, 5.125%, 1/01/37

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway System          1/09 at 101.00            AAA       4,677,950
                 Revenue Bonds (Subordinated), 1999 Series A, 5.000%, 1/01/39

       36,580   Massachusetts Water Resources Authority, General Revenue              11/02 at 102.00             AA      37,720,930
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15

        6,000   Massachusetts Water Pollution Abatement Trust, Pool Program            8/10 at 101.00            AAA       6,150,300
                 Bonds, Series 6, 5.500%, 8/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.7%

        6,000   The Economic Development Corporation of the City of Dearborn,          8/04 at 102.00            AAA       6,005,220
                 Michigan, Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

        9,650   City of Detroit Local Development Finance Authority, Michigan,         5/09 at 101.00            BB-       7,944,073
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue              7/05 at 101.00            AAA       1,437,954
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse Hospital Finance Authority, Michigan,
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
        2,700    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                             7/02 at 102.00            AAA       2,775,033
        1,300    6.250%, 7/01/12                                                       7/02 at 102.00            AAA       1,335,126

        3,000   Michigan Municipal Bond Authority, Public School Academy              10/09 at 102.00            Ba1       3,111,480
                 Bonds (Detroit Academy of Arts and Sciences), Series 2001,
                 7.900%, 10/01/21

       12,925   Michigan State Hospital Finance Authority, Revenue and                 8/03 at 102.00           BBB-      12,606,916
                 Refunding Bonds (The Detroit Medical Center Obligated
                 Group), Series 1993A, 6.500%, 8/15/18

       35,305   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 101.00           BBB-      28,062,532
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       4,320   Michigan State Housing Development Authority, Rental Housing           4/03 at 102.00            AAA      $4,397,242
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing           6/05 at 102.00            AAA      16,514,663
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/05 at 102.00            AAA      27,339,000
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        3,575   Minnesota Housing Finance Agency, Rental Housing Bonds,                2/05 at 102.00            AAA       3,742,811
                 1995 Series D, 5.900%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority, Revenue       5/03 at 102.00            AAA      13,313,950
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

                The Industrial Development Authority of the City of West Plains,
                Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                Center), Series 1997:
        1,750    5.500%, 11/15/12                                                     11/07 at 101.00            BB+       1,649,708
        1,000    5.600%, 11/15/17                                                     11/07 at 101.00            BB+         901,880

        3,075   The Industrial Development Authority of the City of                   11/09 at 101.00            BB+       3,022,510
                 West Plains, Missouri, Hospital Facilities Revenue Bonds
                 (Ozark Medical Center), Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.1%

        1,245   Consumers Public Power District, Nebraska, Nuclear Facility            7/02 at 100.00             A1       1,247,988
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.1%

                Director of the State of Nevada, Department of Business and
                Industry Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                Series 2000:
        7,500    0.000%, 1/01/24                                                         No Opt. Call            AAA       2,225,925
       18,800    5.375%, 1/01/40                                                       1/10 at 100.00            AAA      18,618,392


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

       20,785   Business Finance Authority of the State of New Hampshire,             10/03 at 102.00             A3      20,796,432
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.9%

       25,625   New Jersey Economic Development Authority, Special Facility            9/09 at 101.00            BB-      22,386,513
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

       10,250   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00            BB-       9,972,430
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00           BBB-       5,401,450
                 Bonds (Trinitas Hospital Obligated Group Issue), Series 2000,
                 7.500%, 7/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.9%

        5,360   Village of East Rochester Housing Authority, New York,                 8/07 at 102.00            AAA       5,646,760
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.600%, 8/01/17

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
       11,000    5.250%, 12/01/26                                                      6/08 at 101.00            AAA      11,017,380
       32,140    5.500%, 12/01/29                                                      6/03 at 101.00             A-      32,490,326

       15,500   Long Island Power Authority, New York, Electric System General         9/11 at 100.00             A-      15,566,495
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   The City of New York, New York, General Obligation Bonds,              8/03 at 101.50              A       5,158,550
                 Fiscal 1994 Series D, 5.750%, 8/15/10

        5,000   The City of New York, New York, General Obligation Bonds,              2/06 at 101.50              A       5,284,700
                 Fiscal 1996 Series G, 5.750%, 2/01/14

       10,000   The City of New York, New York, General Obligation Bonds,              8/06 at 101.50              A      10,540,900
                 Fiscal 1997 Series E, 6.000%, 8/01/16

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      13,395   The City of New York, New York, General Obligation Bonds,              8/07 at 101.00              A     $14,227,097
                 Fiscal 1998 Series D, 5.500%, 8/01/10

       39,610   The City of New York, New York, General Obligation Bonds,             10/07 at 101.00              A      41,580,201
                 Fiscal 1997 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, New York,             6/06 at 101.00            AAA      16,255,650
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        5,200   Dormitory Authority of the State of New York, Court Facilities         5/10 at 101.00              A       5,541,536
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health            8/09 at 101.00            AA-       6,817,790
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        5,000   New York State Environmental Facilities Corporation, State Clean       6/12 at 100.00            AAA       4,856,900
                 Water and Drinking Water Revolving Funds, Revenue and
                 Resolution Bonds, Series 2002B (New York City Municipal
                 Water Finance Second Authority Projects), 5.000%, 6/15/27

        9,025   New York State Medical Care Facilities Finance Agency,                 8/03 at 102.00            AAA       9,594,297
                 FHA-Insured Mortgage Revenue Bonds (St. Luke's-Roosevelt
                 Hospital Center), 1993 Series A, 5.600%, 8/15/13

        7,500   Power Authority of the State of New York, Revenue Bonds,              11/10 at 100.00            Aa2       7,383,975
                 Series 2000A, 5.250%, 11/15/40


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.4%

        2,600   City of Charlotte, North Carolina, Refunding Certificates of          12/03 at 102.00            AAA       2,617,160
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       12,715   North Carolina Eastern Municipal Power Agency, Power System            9/03 at 102.50            BBB      12,854,992
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System            1/03 at 102.00            BBB      11,764,529
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System            1/07 at 102.00            AAA       1,068,180
                 Revenue Bonds, Refunding Series 1996A, 5.700%, 1/01/13

       14,310   North Carolina Municipal Power Agency Number 1, Catawba                1/03 at 100.00           BBB+      14,337,475
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

       13,140   North Carolina Municipal Power Agency Number 1, Catawba                7/02 at 100.00           BBB+      13,140,788
                 Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20

       10,000   North Carolina Municipal Power Agency Number 1, Catawba Electric       1/10 at 101.00           BBB+      10,488,000
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.3%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue            9/04 at 102.00            BBB       6,214,459
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/03 at 102.00            AA+      11,382,408
                 Revenue Bonds, Series 36, 5.450%, 10/01/14

        7,670   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/06 at 102.00            AA+       7,944,126
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special          6/03 at 100.00            AAA      18,416,450
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1993A, 5.000%, 6/15/22

        4,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/08 at 100.00             AA       4,059,585
                 Bonds (The Trustees of the University of Pennsylvania),
                 Series 1998, 4.500%, 7/15/21

       16,180   City of Philadelphia, Pennsylvania, Water and Wastewater               6/03 at 102.00            AAA      16,849,043
                 Revenue Bonds, Series 1993, 5.500%, 6/15/14


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.8%

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00            AAA      10,374,600
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical and              6/10 at 101.00           Baa2       5,745,520
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, 2000 Series A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.3%

$       6,250   Rhode Island Health and Educational Building Corporation,              5/07 at 102.00            AAA      $6,165,000
                 Hospital Financing Revenue Bonds (Lifespan Obligated
                 Group Issue), Series 1996, 5.250%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0%

       13,000   Piedmont Municipal Power Agency, South Carolina, Electric              7/02 at 100.00           BBB-      11,162,450
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

        8,000   South Carolina Jobs-Economic Development Authority,                   12/10 at 102.00            BBB       8,664,000
                 Hospital Improvement Revenue Bonds (Palmetto Health
                 Alliance), Series 2000A, 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.1%

        2,125   Municipal Energy Acquisition Corporation, Tennessee,                     No Opt. Call            AAA       2,151,648
                 Gas Revenue Bonds, Series 1999, 4.125%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.1%

       13,040   Alliance Airport Authority, Inc., Texas, Special Facilities            6/02 at 101.00             BB      12,153,802
                 Revenue Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue                  No Opt. Call            AAA      34,867,106
                 Refunding Bonds, Series 1992A, 12.500%, 11/15/07

        1,955   Corpus Christi Housing Finance Corporation, Texas, Single Family       7/02 at 102.00            AAA       2,020,493
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien            11/11 at 100.00            AAA       2,650,968
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30

       10,045   City of Houston, Texas, Airport System Subordinate Lien Revenue        7/10 at 100.00            AAA      10,636,751
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                         No Opt. Call            AAA       4,010,085
        3,470    0.000%, 2/15/11                                                         No Opt. Call            AAA       2,312,443

       22,060   Leander Independent School District, Williamson and Travis              8/09 at 31.45            AAA       4,676,499
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One, Texas,               10/02 at 100.00            AAA      14,806,058
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1995, 5.800%, 10/15/15

        5,000   Industrial Development Corporation of Port of Corpus Christi,          4/08 at 102.00            BBB       4,882,450
                 Texas, Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.400%, 4/01/18

        6,050   Weslaco Health Facilities Development Corporation, Texas,              6/04 at 102.00            AAA       6,049,698
                 Hospital Revenue Bonds (Knapp Medical Center Project),
                 Series 1994, 5.375%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.5%

       12,000   Intermountain Power Agency, Utah, Power Revenue Refunding              7/06 at 102.00             A+      11,646,360
                 Bonds, 1996 Series D, 5.000%, 7/01/21

        5,000   Intermountain Power Agency, Utah, Power Supply Revenue                 7/07 at 102.00            AAA       5,274,050
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       16,080    5.500%, 7/01/20                                                       7/03 at 102.00          A+***      16,929,185
       21,045    5.500%, 7/01/20                                                       7/03 at 102.00             A+      21,173,795
        8,280    5.000%, 7/01/23                                                       7/03 at 100.00             A+       7,970,659

        4,780   Utah Housing Finance Agency, Single Family Mortgage Bonds,             1/10 at 101.50            AAA       4,529,671
                 1998 Series G, 5.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        3,245   Virginia Housing Development Authority, Multifamily Housing            1/08 at 102.00            AA+       3,318,142
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 10.3%

$      12,500   Energy Northwest, Washington, Columbia Generation Station              7/12 at 100.00            AAA     $13,689,625
                 Electric Revenue Refunding Bonds, Series 2002B,
                 6.000%, 7/01/18

        9,450   Washington Public Power Supply System, Nuclear Project                 7/03 at 102.00            AAA       9,788,972
                 No. 1 Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                       7/03 at 102.00            Aa1      27,671,220
        2,970    5.375%, 7/01/15                                                       7/03 at 102.00            Aa1       3,013,778

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
        8,495    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                             7/03 at 102.00         Aa1***       9,020,416
        2,895    5.750%, 7/01/12                                                       7/03 at 102.00            Aa1       2,990,043

       17,700   Washington Public Power Supply System, Nuclear Project No. 2           7/04 at 102.00            Aa1      18,424,992
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                       7/03 at 102.00            Aa1      83,013,660
       15,850    5.375%, 7/01/15                                                       7/03 at 102.00            Aa1      16,083,629

        8,200   Washington Public Power Supply System, Nuclear Project No. 3             No Opt. Call            Aa1       4,448,008
                 Refunding Revenue Bonds, Series 1989B, 0.000%, 7/01/14

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
        5,895    5.625%, 7/01/12                                                       7/03 at 102.00            Aa1       6,080,221
        9,000    5.600%, 7/01/17                                                       7/03 at 102.00            AAA       9,178,740


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4%

        6,840   West Virginia Housing Development Fund, Housing Finance               11/06 at 102.00            AAA       7,094,380
                 Bonds, Series 1997-A, 6.050%, 5/01/27


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.4%

       20,385   The Wisconsin Public Power Incorporated System, Power Supply           7/03 at 102.00            AAA      20,427,600
                 System Revenue Bonds, Series 1993A, 5.250%, 7/01/21

        8,370   Wisconsin Housing and Economic Development Authority,                  9/08 at 101.50             AA       8,267,970
                 Home Ownership Revenue Bonds, 1998 Series B,
                 5.600%, 3/01/28 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority,                 8/03 at 102.00            AAA      17,189,173
                 Revenue Bonds (Sisters of the Sorrowful Mother - Ministry
                 Corporation), Series 1993D, 5.500%, 8/15/19

        1,750   Wisconsin Health and Educational Facilities Authority, Revenue         8/03 at 102.00            AAA       1,792,560
                 Bonds (Sisters of the Sorrowful Mother - Ministry
                 Corporation), Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,085,149   Total Investments (cost $1,823,205,453) - 98.4%                                                        1,917,405,966
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      30,244,925
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,947,650,891
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Municipal Income Fund, Inc. (NMI)

                            Portfolio of
                                    INVESTMENTS April 30, 2002 (Unaudited)


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.9%

$       5,530   Adelanto School District, San Bernardino County, California,             No Opt. Call            AAA      $1,803,941
                 General Obligation Bonds, 1997 Series A, 0.000%, 9/01/22

                Brea Olinda Unified School District, California, General
                Obligation Bonds (Election of 1999), Series 1999A:
        2,000    0.000%, 8/01/21                                                         No Opt. Call            AAA         696,440
        2,070    0.000%, 8/01/22                                                         No Opt. Call            AAA         677,035
        2,120    0.000%, 8/01/23                                                         No Opt. Call            AAA         652,112

        3,000   California Pollution Control Financing Authority, Solid Waste          7/07 at 102.00            N/R         339,300
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

        1,150   Foothill/Eastern Transportation Corridor Agency, California,           1/07 at 100.00            AAA       1,300,558
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

          500   Regional Airports Improvement Corporation, California,                12/12 at 102.00             BB         489,060
                 Los Angeles International Airport Facilities Sublease Revenue
                 Bonds (American Airlines, Inc. Terminal 4 Project),Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.2%

          500   Colorado Educational and Cultural Facilities Authority, Boulder        8/11 at 100.00            Ba2         500,410
                 County, Colorado, Charter School Revenue Bonds (Peak to Peak
                 Charter School Project created by Boulder Valley School District
                 No. RE-2), 7.500%, 8/15/21

        1,000   Colorado Educational and Cultural Facilities Authority, Charter        6/11 at 100.00            Ba1         986,940
                 School Revenue Bonds, Series 2001 (Frontier Academy Project
                 in Weld County School District No. 6), 7.375%, 6/01/31

          920   Colorado Educational and Cultural Facilities Authority, Charter        7/12 at 100.00            BBB         898,343
                 School Revenue Bonds (DCS Montessori Project in Douglas
                 County School District RE-1), Series 2002A, 6.000%, 7/15/22

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
          410    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded
                 to 11/15/02)                                                         11/02 at 102.00            Aaa         429,819
        1,590    7.250%, 11/15/23 (Alternative Minimum Tax)                           11/02 at 102.00              A       1,653,902


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 5.4%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,         10/05 at 102.00            BBB       1,564,434
                 6.750%, 10/15/15

        2,000   State of Connecticut Health and Educational Facilities Authority,      7/06 at 102.00           BBB-       2,045,780
                 Revenue Bonds (University of New Haven Issue), Series D,
                 6.700%, 7/01/26

          990   Housing Authority of the City of Willimantic, Connecticut,            10/05 at 105.00            AAA       1,083,605
                 Multifamily Housing Revenue Bonds, Series 1995A (GNMA
                 Collateralized Mortgage Loan - Village Heights Apartments Project),
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.1%

        1,670   Dade County Industrial Development Authority, Florida, Industrial      6/05 at 102.00            N/R       1,707,191
                 Development Revenue Bonds (Miami Cerebral Palsy Residential
                 Services, Inc. Project), Series 1995, 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority, Florida,              12/04 at 102.00           BBB-       2,065,100
                 Industrial Development Revenue Bonds (Indiantown Cogeneration,
                 L.P. Project), Series 1994A, 7.875%, 12/15/25 (Alternative
                 Minimum Tax)

          600   Martin County Industrial Development Authority, Florida, Industrial   12/04 at 102.00           BBB-         624,570
                 Development Revenue Refunding Bonds (Indiantown Cogeneration
                 Project), Series B, 8.050%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.5%

        4,160   City of Chicago, Illinois, Tax Increment Allocation Bonds              1/09 at 100.00            N/R       4,083,248
                 (Irving/Cicero Redevelopment Project), Series 1998,
                 7.000%, 1/01/14

        1,300   Illinois Health Facilities Authority, McHenry, Illinois, Revenue       9/03 at 102.00          A-***       1,390,350
                 Bonds, Series 1993 (Northern Illinois Medical Center Project),
                 6.000%, 9/01/19 (Pre-refunded to 9/01/03)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$          90   Illinois Housing Development Authority, Homeowner Mortgage             5/02 at 100.00             AA      $   90,192
                 Revenue Bonds, 1994 Series A-2, 6.700%, 8/01/25 (Alternative
                 Minimum Tax) (Pre-refunded to 5/15/02)

        1,930   Joliet Regional Port District Airport Facilities, Illinois, Revenue    7/07 at 103.00            N/R       1,770,273
                 Bonds (Lewis University Airport), Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

        2,000   Robbins, Illinois, Resources Recovery Revenue Bonds,                     No Opt. Call            N/R         915,000
                 Series 1999C (Restructuring Project guaranteed by
                 Foster Wheeler), 7.250%, 10/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.8%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue          8/12 at 101.00           Baa1       1,961,120
                 Bonds, Series 2002 (Riverview Hospital Project), 6.125%, 8/01/31

        7,000   Whitley County, Indiana, Solid Waste and Sewage Disposal              11/10 at 102.00            N/R       6,539,890
                 Revenue Bonds (Steel Dynamics, Inc. Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 3.0%

        3,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement Asset-          6/11 at 101.00             A1       2,561,340
                 Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.3%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
          285    11.000%, 2/01/04                                                        No Opt. Call            BBB         299,649
        2,000    11.000%, 2/01/14                                                        No Opt. Call            BBB       2,518,800


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.6%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue               No Opt. Call           BBB-       2,065,080
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,000   Maryland Energy Financing Administration, Limited Obligation           9/05 at 102.00            N/R       1,032,740
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.1%

          500   Massachusetts Development Finance Agency, Resource Recovery           12/09 at 102.00            BBB         458,980
                 Revenue Bonds (Ogden Haverhill), Series 1999A,
                 6.700%, 12/01/14 (Alternative Minimum Tax)

          460   Massachusetts Health and Educational Facilities Authority,             7/02 at 100.00            AAA         468,119
                 Revenue Bonds (Beverly Hospital Issue), Series D, 7.300%, 7/01/13

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery               No Opt. Call            BBB         917,060
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1992A Remarketing, 4.850%, 12/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.0%

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue            1/06 at 102.00           Baa3       2,154,257
                 Bonds (Sinai Hospital), Refunding Series 1995, 6.625%, 1/01/16

          500   Wayne County, Michigan, Special Airport Facilities Revenue            12/05 at 102.00            N/R         460,565
                 Bonds (Northwest Airlines, Inc.), Refunding Series 1995,
                 6.750%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.0%

        1,000   The Housing and Redevelopment Authority of the City of                11/03 at 102.00            Ba2         841,610
                 St. Paul, Minnesota, Hospital Facility Revenue Bonds
                 (HealthEast Project), Refunding Series 1993A, 6.625%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.7%

        1,500   Montana State Board of Investments, Exempt Facility Revenue            7/10 at 101.00            Ba3       1,500,465
                 Bonds, Series 2000 (Stillwater Mining Company Project),
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

          700   New Hampshire Higher Educational and Health Facilities                 1/07 at 102.00           BBB-         666,176
                 Authority, Revenue Bonds, Series 1997 (New Hampshire
                 College), 6.375%, 1/01/27


                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 12.0%

$       1,475   County of Cattaraugus Industrial Development Agency, New York,           No Opt. Call            N/R      $1,393,565
                 Industrial Development Revenue Bonds, Series 1999A (Laidlaw
                 Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   Erie County Industrial Development Agency, New York, Solid Waste      12/10 at 103.00            N/R       1,725,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)##

        2,500   New York State Medical Care Facilities Finance Agency, Brookdale       2/05 at 102.00            AAA       2,833,200
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

          130   UFA Development Corporation, Utica, New York, FHA-Insured              1/07 at 102.00            Aa2         130,551
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica
                 Project), 6.125%, 7/01/35

        4,190   Yates County Industrial Development Agency, New York, Civic            2/11 at 101.00            AAA       4,423,928
                 Facility Revenue Bonds, Series 2000A (Soldiers and Sailors
                 Memorial Hospital - FHA-Insured Mortgage), 6.000%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.1%

        2,700   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/09 at 102.00            N/R       2,661,120
                 Bonds (Bay Shore Power Project), Convertible Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.1%

          965   State of Oregon Housing and Community Services Department,             7/07 at 101.50            Aa2         972,266
                 Mortgage Revenue Bonds (Single-Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 7.4%

        1,800   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00             B+       1,932,876
                 Health System Revenue Bonds, Series 2000B (West Penn
                 Allegheny Health System), 9.250%, 11/15/30

        1,720   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call           BBB-       1,834,070
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue            9/04 at 102.00            BBB       1,043,570
                 Bonds, 1994 Series A, 6.750%, 9/01/19

        1,500   Pennsylvania Economic Development Financing Authority,                12/04 at 102.00           BBB-       1,567,305
                 Resource Recovery Revenue Bonds (Colver Project),
                 Series 1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

        1,000   Tobacco Settlement Revenue Management Authority,                       5/11 at 101.00             A1       1,002,580
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.3%

        1,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00           Baa2       1,000,350
                 Tennessee, Hospital Facilities Revenue Bonds (Baptist Health
                 System of East Tennessee), Series 2002, 6.375%, 4/15/22

        1,000   The Health, Educational and Housing Facility Board of the              9/12 at 100.00           BBB+       1,007,740
                 County of Shelby, Tennessee, Hospital Revenue Bonds
                 (Methodist Healthcare), Series 2002, 6.500%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.4%

        1,055   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue    6/02 at 101.00             BB         983,302
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewage and                 4/12 at 100.00             A+       2,019,920
                 Solid Waste Disposal Revenue Bonds (Anheuser Busch
                 Company Project), Series 2002, 5.900%, 4/01/36 (Alternative
                 Minimum Tax)

          540   Hidalgo County Housing Finance Corporation, Texas, Single              4/04 at 102.00            Aaa         555,169
                 Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 7.000%, 10/01/27 (Alternative
                 Minimum Tax)

        1,000   Laredo Independent School District, Webb County, Texas,                8/09 at 100.00            AAA         996,660
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       2,000   Weslaco Health Facilities Development Authority, Texas,                6/12 at 100.00           BBB+      $2,001,340
                 Hospital Revenue Bonds (Knapp Medical Center Project),
                 Series 2002, 6.250%, 6/01/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/25                                                        8/13 at 51.84            AAA         252,920
        1,000    0.000%, 8/15/26                                                        8/13 at 49.08            AAA         237,300
        1,000    0.000%, 8/15/27                                                        8/13 at 46.47            AAA         223,490


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

        1,000   Utah Housing Corporation, Single Family Mortgage Bonds,                1/12 at 100.00             AA       1,004,660
                 2002 Series A1, 5.600%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.6%

        1,240   Housing Authority of the City of Bellingham, Washington,              11/04 at 100.00          A1***       1,373,797
                 Housing Revenue Bonds (Cascade Meadows Project), Series 1994,
                 7.100%, 11/01/23 (Pre-refunded to 11/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.1%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 100.00            BBB         985,030
                 Bonds (Carroll College Inc. Project), Series 2001,
                 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     102,920   Total Investments (cost $90,868,660) - 99.8%                                                              86,375,163
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                         139,591
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $86,514,754
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen
                         Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

                    ## Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                         Statement of
                              ASSETS AND LIABILITIES April 30, 2002 (Unaudited)

                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in municipal securities, at market value                                             $1,917,405,966         $86,375,163
Cash                                                                                                  3,618,477                  --
Receivables:
   Interest                                                                                          33,425,457           1,972,054
   Investments sold                                                                                   3,554,536              25,000
Other assets                                                                                             36,617               7,196
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                1,958,041,053          88,379,413
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                               --           1,361,934
Accrued expenses:
   Management fees                                                                                      881,064              46,082
   Other                                                                                              1,223,322              52,209
Dividends payable                                                                                     8,285,776             404,434
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              10,390,162           1,864,659
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,947,650,891         $86,514,754
===================================================================================================================================
Shares outstanding                                                                                  194,959,520           8,088,678
===================================================================================================================================

Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                $         9.99         $     10.70
===================================================================================================================================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                 $    1,949,595         $    80,887
Paid-in surplus                                                                                   1,837,697,688          90,680,959
Undistributed (Over-distribution of) net investment income                                           10,036,865             (54,444)
Accumulated net realized gain from investment transactions                                            3,766,230             300,849
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                            94,200,513          (4,493,497)
-----------------------------------------------------------------------------------------------------------------------------------
    Net assets                                                                                   $1,947,650,891         $86,514,754
===================================================================================================================================
Authorized shares                                                                                   350,000,000         200,000,000
===================================================================================================================================

                                 See accompanying notes to financial statements.


                         Statement of
                             OPERATIONS Six Months Ended April 30, 2002 (Unaudited)

                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME                                                                                  $ 56,218,486         $ 2,810,248
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       5,322,639             279,423
Shareholders' servicing agent fees and expenses                                                         242,084              13,843
Custodian's fees and expenses                                                                           231,358              17,863
Directors' fees and expenses                                                                              8,170                 400
Professional fees                                                                                        13,924               5,930
Shareholders' reports - printing and mailing expenses                                                   177,159               9,327
Stock exchange listing fees                                                                              81,055               8,114
Investor relations expense                                                                              195,967              11,026
Other expenses                                                                                           36,252               3,327
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            6,308,608             349,253
   Custodian fee credit                                                                                 (24,553)             (7,267)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          6,284,055             341,986
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                49,934,431           2,468,262
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                                        3,930,410             747,092
Change in net unrealized appreciation (depreciation) of investments                                 (37,194,968)         (2,512,021)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                    (33,264,558)         (1,764,929)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $ 16,669,873         $   703,333
===================================================================================================================================

                                 See accompanying notes to financial statements.


                         Statement of
                             CHANGES IN NET ASSETS (Unaudited)

                                                                MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                      -------------------------------------    ------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/02             10/31/01             4/30/02            10/31/01
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                   $   49,934,431       $   99,466,513         $ 2,468,262         $ 5,415,096
Net realized gain from investment transactions               3,930,410            1,440,337             747,092              30,208
Change in net unrealized appreciation (depreciation)
   of investments                                          (37,194,968)          81,296,118          (2,512,021)           (607,664)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  16,669,873          182,202,968             703,333           4,837,640
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                (49,715,753)         (99,918,088)         (2,545,321)         (5,604,202)
From accumulated net realized gains from
   investment transactions                                  (1,442,700)          (4,112,336)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (51,158,453)        (104,030,424)         (2,545,321)         (5,604,202)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                    --                   --             268,096             640,957
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (34,488,580)          78,172,544          (1,573,892)           (125,605)
Net assets at the beginning of period                    1,982,139,471        1,903,966,927          88,088,646          88,214,251
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $1,947,650,891       $1,982,139,471         $86,514,754         $88,088,646
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period               $   10,036,865       $    1,657,666         $   (54,444)        $     4,942
===================================================================================================================================

                                 See accompanying notes to financial statements.


                         Notes to
                               FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2002, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

                         Notes to
                             FINANCIAL STATEMENTS (Unaudited) (continued)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2002.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective November 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to November 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation or increase in net unrealized depreciation based on securities held by the Funds on November 1, 2001, as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
                                                     $8,160,521         $17,673
===============================================================================

The effect of this change for the six months ended April 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation or increase in net unrealized depreciation as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
                                                       $904,386         $20,416
===============================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.



2. FUND SHARES
Transactions in shares were as follows:
                                 MUNICIPAL VALUE (NUV)    MUNICIPAL INCOME (NMI)
                                 ---------------------    ----------------------
                                 SIX MONTHS       YEAR     SIX MONTHS      YEAR
                                      ENDED      ENDED          ENDED     ENDED
                                    4/30/02   10/31/01        4/30/02  10/31/01
--------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                            --         --         23,544    55,036
===============================================================================

                         Notes to
                             FINANCIAL STATEMENTS (Unaudited) (continued)


3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 3, 2002, to shareholders of record on May 15, 2002, as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
Dividend per share                                       $.0425          $.0500
===============================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended April 30, 2002, were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                  $134,258,969     $25,958,751
   Short-term securities                             25,225,000       7,500,000
Sales and maturities:
   Long-term municipal securities                   182,872,587      24,351,317
   Short-term securities                             25,225,000       7,500,000
===============================================================================


At April 30, 2002, the cost of investments owned for federal income tax purposes were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
                                                 $1,814,294,173     $90,846,781
===============================================================================

At October 31, 2001, the Funds' last fiscal year end, Municipal Income (NMI) had unused capital loss carryforwards of $446,243 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2008.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2002, were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                    $120,931,015     $ 2,808,300
   depreciation                                     (17,819,222)     (7,279,918)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $103,111,793     $(4,471,618)
===============================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
-------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
===============================================================================


AVERAGE DAILY NET ASSETS                                  MUNICIPAL INCOME (NMI)
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
===============================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:


GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
-------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                         Notes to
                             FINANCIAL STATEMENTS (Unaudited) (continued)

7. INVESTMENT COMPOSITION
At April 30, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:


                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
-------------------------------------------------------------------------------
Basic Materials                                              --%             9%
Consumer Staples                                              2              6
Education and Civic Organizations                             2              4
Healthcare                                                   15             19
Housing/Multifamily                                           3              4
Housing/Single Family                                         4              3
Long-Term Care                                                1              5
Tax Obligation/General                                        6              6
Tax Obligation/Limited                                       11             11
Transportation                                                9              6
U.S. Guaranteed                                               8              8
Utilities                                                    31             18
Water and Sewer                                               7             --
Other                                                         1              1
-------------------------------------------------------------------------------
                                                            100%           100%
===============================================================================

Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (39% for Municipal Value (NUV) and 14% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                         Financial
                                HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

                                           INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                    -----------------------------------   -------------------------------
                                                                            FROM AND
                                                 NET REALIZED/             IN EXCESS
                         BEGINNING         NET      UNREALIZED                OF NET                          ENDING
                         NET ASSET  INVESTMENT      INVESTMENT            INVESTMENT    CAPITAL            NET ASSET          ENDING
                             VALUE      INCOME      GAIN (LOSS)   TOTAL       INCOME      GAINS    TOTAL       VALUE    MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2002(a)                $10.17        $.26           $(.17)   $ .09        $(.26)     $(.01)   $(.27)      $ 9.99       $ 9.3600
     2001                     9.77         .51             .42      .93         (.51)      (.02)    (.53)       10.17         9.4800
     2000                     9.48         .52             .28      .80         (.51)        --     (.51)        9.77         8.5625
     1999                    10.37         .51            (.80)    (.29)        (.51)      (.09)    (.60)        9.48         8.6250
     1998                    10.29         .53             .21      .74         (.53)      (.13)    (.66)       10.37         9.9375
     1997                    10.18         .58             .22      .80         (.58)      (.11)    (.69)       10.29         9.6250

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2002(a)                 10.92         .31            (.21)     .10         (.32)        --     (.32)       10.70        10.2500
     2001                    11.01         .67            (.06)     .61         (.70)        --     (.70)       10.92        11.9000
     2000                    11.43         .70            (.36)     .34         (.70)      (.06)    (.76)       11.01        11.2500
     1999                    12.10         .70            (.61)     .09         (.69)      (.07)    (.76)       11.43        11.0000
     1998                    12.02         .71             .11      .82         (.71)      (.03)    (.74)       12.10        12.4375
     1997                    11.96         .76             .11      .87         (.76)      (.05)    (.81)       12.02        12.5625
====================================================================================================================================


                                 TOTAL RETURNS                                RATIOS/SUPPLEMENTAL DATA
                         ----------------------------  -----------------------------------------------------------------------------
                                                                          BEFORE CREDIT              AFTER CREDIT**
                                                                    ------------------------  -------------------------
                                                                                RATIO OF NET               RATIO OF NET
                                                                      RATIO OF    INVESTMENT    RATIO OF     INVESTMENT
                                                           ENDING     EXPENSES     INCOME TO    EXPENSES      INCOME TO    PORTFOLIO
                              BASED ON   BASED ON NET  NET ASSETS   TO AVERAGE       AVERAGE  TO AVERAGE        AVERAGE     TURNOVER
                         MARKET VALUE+   ASSET VALUE+        (000)  NET ASSETS    NET ASSETS  NET ASSETS     NET ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2002(a)                     1.52%           .84%  $1,947,651        .65%*        5.16%*       .65%*         5.16%*           7%
     2001                       17.32           9.77    1,982,139        .65          5.09         .64           5.10            10
     2000                        5.46           8.71    1,903,967        .65          5.44         .64           5.44            17
     1999                       (7.50)         (2.94)   1,847,333        .65          5.09         .65           5.10            13
     1998                       10.55           7.49    2,022,282        .65          5.18         .65           5.18            19
     1997                       10.39           8.18    2,005,380        .68          5.71         .68           5.71            19

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2002(a)                   (11.37)          .90       86,515         .81*         5.73*        .80*          5.74*           28
     2001                       12.24          5.68       88,089         .83          6.14         .83           6.15            11
     2000                        9.45          3.02       88,214         .80          6.20         .77           6.23             6
     1999                       (5.77)          .74       91,123         .82          5.88         .82           5.89            31
     1998                        5.21          7.06       95,756         .82          5.91         .82           5.91            23
     1997                       11.96          7.60       94,283         .83          6.39         .83           6.39             9
====================================================================================================================================

*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended April 30, 2002.

                                 See accompanying notes to financial statements.


                         Build Your Wealth
                                AUTOMATICALLY

SIDEBAR TEXT:

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                         Fund
                           INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                         Serving Investors
                                   FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


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Chicago, IL 60606 o www.nuveen.com                                    FSA-1-4-02